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                                                               EXHIBIT NO. 10.44

                                     e.spire

                              COMMUNICATIONS, INC.

                                  NONQUALIFIED

                           DEFERRED COMPENSATION PLAN

                         EFFECTIVE AS OF OCTOBER 1, 1998


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                                TABLE OF CONTENTS

                                                                            PAGE

I.                   DEFINITIONS..............................................1

II.                  ELIGIBILITY AND PARTICIPATION............................3

2.01                 Eligible Persons.........................................3
2.02                 Participation............................................3
2.03                 Date of Participation....................................3
2.04                 Application for Participation............................4
2.05                 Limitation on Participants...............................4
2.06                 Removal from Participation...............................4

III.                 EMPLOYEE DEFERRALS & EMPLOYER CONTRIBUTIONS..............4

3.01                 Employee Deferrals.......................................4
3.02                 Employer Contributions...................................6

IV.                  INVESTMENT OF DEFERRAL ACCOUNT...........................7

4.01                 Participant Election.....................................7
4.02                 Change of Investment Election............................7
4.03                 Investment Options.......................................7
4.04                 Investment Earnings......................................7

V.                   VESTING AND FORFEITURE OF BENEFITS.......................8

5.01                 Employee Deferrals and Employer Bonus Contributions......8
5.02                 Employer Discretionary Contributions.....................8
5.03                 Forfeiture of Employer Discretionary Contributions.......8

VI.                  DEFERRED COMPENSATION ACCOUNTS...........................9

6.01                 Deferred Compensation Accounts...........................9
6.02                 Quarterly Benefit Statements.............................9
6.03                 Title to Assets..........................................9
6.04                 Unfunded Arrangement.....................................9
6.05                 Return or Diversion of Assets............................9
6.06                 Annual Expenses..........................................9

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VII.                 BENEFIT DISTRIBUTIONS...................................10

7.01                 In General..............................................10
7.02                 Termination of Employment...............................10
7.03                 In-Service Withdrawals..................................10
7.04                 Death Benefits..........................................11
7.05                 Tax Liability...........................................13

VIII.                ADMINISTRATION..........................................13

8.01                 Administration and Interpretation of Plan...............13

IX.                  APPLICATION FOR BENEFITS AND CLAIMS PROCEDURE...........13

9.01                 Notice of Denial of Benefit.............................13
9.02                 Appeals Procedure.......................................13

X.                   GENERAL PROVISIONS......................................14

10.01                No Alienation or Assignment of Benefits.................14
10.02                No Contract of Employment...............................14
10.03                Other Retirement Plans..................................14
10.04                Heirs, Assigns and Successors...........................14
10.05                Amendment or Termination................................15
10.06                Severability of Provisions..............................15
10.07                Controlling Law.........................................15
10.08                Grammatical Construction................................15
10.09                Unauthorized Representations............................15
10.10                Designation of Death Benefit Beneficiary................15



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                                     e.spire

                              COMMUNICATIONS, INC.

                                  NONQUALIFIED

                           DEFERRED COMPENSATION PLAN

                           EFFECTIVE: OCTOBER 1, 1998

       WHEREAS, e.spire Communications, Inc. has decided to establish an unfunded deferred compensation plan for a select group of its senior management employees; and

       WHEREAS, the purpose of this Plan is to provide eligible executives with a tax-deferred capital accumulation program under which Participants can defer all or a portion of their current compensation on a pre-tax basis.

       NOW, THEREFORE, the e.spire Communications, Inc. Nonqualified Deferred Compensation Plan is hereby adopted in accordance with the following terms and conditions:

                                    ARTICLE I
                                   DEFINITIONS

       Unless the context or subject matter otherwise requires, the following definitions shall govern the Plan:

1.01 AFFILIATE - any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Internal Revenue Code) which includes the Company; any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Internal Revenue Code) with the Company; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Section 414(m) of the Internal Revenue Code) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Internal Revenue Code.

1.02 ANNUAL INCENTIVE COMPENSATION - incentive compensation provided to a Participant by the Employer in respect of a calendar year.

1.03 BASE SALARY - the actual salary earned by a Participant during a calendar year. The actual salary is determined before any pre-tax contributions to an Employer's 401(k) plan but after any pre-tax contributions to an Employer's cafeteria plan..


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1.04   BENEFICIARY - a person (other than a Participant) who is entitled to receive benefits under the Plan.

1.05   BOARD - the Board of Directors of the Company.

1.06 CHANGE IN CONTROL - the (i) sale (other than a sale by the Company) of securities entitled to more than fifty percent (50%) of the voting power of the Company in a single transaction or a related series of transactions; or (ii) sale of substantially all of the assets of the Company; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, as a result of which the persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not own securities immediately after the reorganization, merger or consolidation which would entitle them to more than fifty (50%) percent of the reorganized, merged or consolidated company.

1.07 COMMITTEE - the Compensation Committee appointed by the Board to administer the Plan.

1.08   COMPANY - e.spire Communications, Inc. and its successors.

1.09 DEFERRED COMPENSATION ACCOUNT - the separate account established for each Participant pursuant to the provisions of Article VI of the Plan, which is credited with Employer Discretionary Contributions, Employer Bonus Contributions and Employee Deferrals. To the extent necessary to reflect different investment options, vesting schedules and/or distribution dates, a Participant's Deferred Compensation Account can include multiple subaccounts.

1.10 DEFERRED COMPENSATION ELECTION FORM - the form(s) designated by the Company for Participants to use to contribute Employee Deferrals to the Plan, designate the investment of the Deferred Compensation Account, and select the timing and form of the distribution. The execution and filing of this Form with the Committee is subject to Board approval. The Form may be changed at any time by the Board.

1.11   EFFECTIVE DATE - October 1, 1998.

1.12 EMPLOYEE DEFERRALS - the portion of a Participant's Annual Incentive Compensation and Base Salary which is deferred and contributed to the Rabbi Trust pursuant to the provisions of Article III of the Plan.

1.13   EMPLOYER - the Company, its Affiliates and their successors.




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1.14   EMPLOYER BONUS CONTRIBUTIONS - the bonus payments made by the Employer to a Participant but which are required to be deferred in accordance with the terms of this Plan.

1.15 EMPLOYER DISCRETIONARY CONTRIBUTIONS - the contributions made by the Employer to the Rabbi Trust which are based on individual or overall corporate performance.

1.16 PARTICIPANT - an employee of the Employer who has been designated by the Committee for participation in the Plan and who has completed the appropriate forms.

1.17 PLAN - the e.spire Communications, Inc. Nonqualified Deferred Compensation Plan and any modification or amendment thereof.

1.18 PLAN YEAR - the twelve (12) month period beginning January 1st through December 31st. Notwithstanding the foregoing, the initial Plan
       Year shall be a short period beginning October 1, 1998 and ending December 31, 1998.

1.19 RABBI TRUST - the grantor trust within the meaning of Section 671 of the Internal Revenue Code established pursuant to the Trust Agreement effective as of October 30, 1998, between the Company and FMB Trust Company, N.A.

1.20 TRUSTEE - FMB Trust Company, N.A. unless the Company delegates another person or entity to act as the trustee pursuant to the Trust Agreement.


                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

2.01   ELIGIBLE PERSONS.

       Consistent with the Plan's purpose, eligibility for participation in this Plan shall be limited to key employees selected by the Chief Executive Officer.

2.02   PARTICIPATION.

       The Chief Executive Officer of the Company may designate additional management employees who may participate in the Plan.

2.03   DATE OF PARTICIPATION.

       Each employee designated by the Chief Executive Officer as eligible to participate in this Plan on the Plan's Effective Date shall be eligible to participate as of October 1, 1998. Those



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employees who become eligible to participate in the Plan on or after the
Effective Date shall be eligible to become a Participant thirty (30) days after they receive a written notification of their eligibility.











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2.04   APPLICATION FOR PARTICIPATION.

       In order to participate in this Plan, an eligible employee must complete a Deferred Compensation Election Form, a Life Insurance Application Worksheet and an Application for Flexible Premium Variable Life Insurance, it being understood that an owner of such life insurance will be the Employer or the Rabbi Trust. If an employee fails to submit the three documents in a timely manner, he or she will not be a Participant and will be ineligible to make Employee Deferrals and receive an allocation of the Employer Discretionary Contributions and/or the Employer Bonus Contributions.

2.05   LIMITATION ON PARTICIPANTS.

       The Chief Executive Officer, in his or her sole discretion, may determine who is eligible to participate in the Plan and may change the criteria at any time. The effective date of any such change shall be determined by the Chief Executive Officer.

2.06   REMOVAL FROM PARTICIPATION.

       The Chief Executive Officer may terminate a Participant's participation for any reason. A Participant who is prospectively terminated from participating in this Plan is ineligible to make Employee Deferrals or receive an allocation of the Employer Discretionary Contributions and/or the Employer Bonus Contributions.

                                   ARTICLE III
                  EMPLOYEE DEFERRALS AND EMPLOYER CONTRIBUTIONS

3.01   EMPLOYEE DEFERRALS.

       A Participant may defer a portion of his or her annual Base Salary and/or Annual Incentive Compensation which would otherwise be earned and payable for each Plan Year by executing a Deferred Compensation Election Form. The minimum Employee Deferral is five thousand dollars ($5,000) (two thousand ($2,000) in the 1998 Plan Year) and the maximum Employee Deferral is one hundred percent (100%) of the Participant's Base Salary and Annual Incentive Compensation. Notwithstanding the foregoing, a Participant may not defer any portion of his or her Annual Incentive Compensation earning during 1998. No deferral election shall reduce a Participant's compensation below the amount necessary to satisfy the following obligations: applicable employment taxes (e.g., FICA/Medicare) on amounts deferred; withholding requirements of an employer-sponsored benefit plan; or income tax withholding for compensation that cannot be deferred.




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       A.     BASE SALARY DEFERRAL.

              (1)    Submission of Deferred Compensation Election Form.

                     (a) Each employee who is eligible to participate in the Plan as of the Plan's Effective Date and who wishes to defer a portion of his or her Base Salary must submit a Deferred Compensation Election Form to the Committee prior to the Plan's Effective Date. Any employee who becomes eligible to participate in the Plan on or after the Effective Date may defer a portion of his or her Base Salary earned in the initial Plan Year of eligibility by submitting a Deferred Compensation Election Form with the Committee within thirty (30) days of the date the employee becomes eligible to participate. The Deferred Compensation Election Form shall apply only to Base Salary earned after the election is made. Elections for subsequent Plan Years are governed by subparagraphs (b) and (c).

                     (b) If a Participant completes a Deferred Compensation Election Form and elects to contribute a portion of his or her Base Salary t the Plan, the election (with respect to Base Salary only) shall remain in effect until it is modified or terminated in accordance with Section 3.01A (1)(c). If a Participant does not complete a Deferred Compensation Election Form, a Participant can make an election effective as of the first day of any subsequent Plan Year by completing a Deferred Compensation Election Form by the preceding December 1st.

                     (c) An election under Section 3.01A may be modified or terminated, effective as of the first day of any Plan Year by filing a new Deferred Compensation Election Form by the preceding December 1st.

              (2) Deferral Period. The Deferred Compensation Election Form will establish the deferral period for the Base Salary. The deferral period shall begin on the first day that a Participant defers his or her Base Salary and shall end on the earlier of a Participant's termination of employment or the scheduled in-service withdrawal date specified on the Deferred Compensation Election Form. Any scheduled in-service withdrawal dates shall be a minimum of two (2) years from the end of the Plan Year for which the deferral election is made. A Participant may designate different deferral periods for the Base Salary contributed in each different Plan Year by filing a separate Deferred Compensation Election Form each Plan Year.

       B.     ANNUAL INCENTIVE COMPENSATION DEFERRAL.

              (1)    Submission of Deferral Election Form.

                     (a) Each employee who is eligible to participate in the Plan as of the Plan's Effective Date cannot defer a portion of his or her 1998 Annual Incentive Compensation. Any employee who becomes eligible to participate in the Plan on or after the Effective Date may defer a portion of his or her Annual Incentive Compensation earned in the initial Plan Year of eligibility by submitting a Deferred Compensation Election Form with the Committee within thirty



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(30) days of the date the employee becomes eligible to participate. Elections for subsequent Plan Years are governed by subparagraph (b).

                     (b) The Deferred Compensation Election Form with respect to Annual Incentive Compensation is effective for one Plan Year only. A
Participant must file a new Deferred Compensation Election Form by June 30th of each Plan Year in order to defer the Annual Incentive Compensation earned during the Plan Year.

              (2) Deferral Period. The Deferred Compensation Election Form will establish the deferral period for the Annual Incentive Compensation. The deferral period shall begin on the first day that a Participant defers his or her Annual Incentive Compensation and shall end on the earlier of a Participant's termination of employment or the scheduled in-service withdrawal date specified on the Deferred Compensation Election Form. Any such scheduled in-service withdrawal dates shall be a minimum of two (2) years from the end of the Plan Year in which the deferral period started.

              (3) Mode of Contribution. The Company, in its sole and absolute discretion, shall determine whether any Annual Incentive Compensation which is paid in stock can be deferred under this Plan. In the event the Company decides to allow stock to be deferred under this Plan, it will comply with the various federal securities law disclosure requirements and make any necessary amendments to the Plan or related Trust documents.

3.02   EMPLOYER CONTRIBUTIONS.

       The Employer, in its sole and absolute discretion, may make contributions to the Plan. The Employer shall determine the amount of the contribution, the type of the contribution, whether the contribution will be made in cash or stock, the Participants who are eligible to share in the contribution and the allocation among the Participants.

       A.     EMPLOYER DISCRETIONARY CONTRIBUTIONS.

       The Employer may make discretionary contributions to the Plan at any time. The contributions will be based on individual or overall corporate performance and will be subject to the vesting schedule set forth in Section 5.02.

       B.     EMPLOYER BONUS CONTRIBUTION.

       The Board, in its sole and absolute discretion, may award bonuses to Participants. Any such cash bonuses awarded to a Participant must be deferred under this Plan.


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                                   ARTICLE IV
                         INVESTMENT OF DEFERRAL ACCOUNT

4.01   PARTICIPANT ELECTION.

       The Committee may (but is not required to) invest the funds reflected in the Deferred Compensation Account of a Participant in accordance with the Participant's direction. The Participant may elect to have a specified percentage deemed invested in one or more investment fund(s) provided that the specified percentage is in whole numbers and the sum of the percentages allocated does not exceed one hundred percent (100%). The Participant agrees on behalf of the Participant and his or her Beneficiary to assume all risks in connection with any decrease in the value of funds which are invested or which continue to be invested in accordance with the provisions of the Plan.

4.02   CHANGE OF INVESTMENT ELECTION.

       Subject to any restrictions imposed by the underlying investment, a Participant may transfer all or a portion of his or her Deferred Compensation Account among the allowable Plan investments by providing the Committee with such completed forms as the Committee may require. Any such election shall be effective as soon as administratively feasible after receipt of such completed forms and in accordance with any rules set forth by the Committee.

4.03   INVESTMENT OPTIONS.

       The funds credited to the Deferred Compensation Account may be kept in cash or invested and reinvested in mutual funds, stocks, bonds, securities, insurance contracts, or any other assets as may be selected by the Committee. The Company may add, delete or otherwise alter the investments allowed under this Plan at any time without the necessity of a Plan amendment.

4.04   INVESTMENT EARNINGS.

       Earnings on a Participant's Deferred Compensation Account are credited monthly as of the last day of the month. Such earnings are determined by multiplying the prior month's Deferred Compensation Account plus Deferrals during the current month commencing on the date they are credited in accordance with Section 6.01 by the net investment return in such Account for the month.



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                                    ARTICLE V
                       VESTING AND FORFEITURE OF BENEFITS

5.01   EMPLOYEE DEFERRALS AND EMPLOYER BONUS CONTRIBUTIONS.

       Each Participant will be immediately 100% vested in the amounts in his or her Deferred Compensation Account attributable to the deferrals of his or her Base Salary, Annual Incentive Compensation and the Employer Bonus Contributions.

5.02   EMPLOYER DISCRETIONARY CONTRIBUTIONS.

       A Participant will become 100% vested in any Employer Discretionary Contribution in accordance with the following schedule as long as the Participant remains employed by the Employer.

          YEAR                                  VESTED PERCENTAGE

Prior to the end of the Plan Year                       0%
following the Plan Year of the Award

December 31st of the first Plan Year                   33 alpha %
following the Plan Year of the Award

December 31st of the second Plan Year                  66 beta %
following the Plan Year of the Award

December 31st of the third Plan Year           1      100%
following the Plan Year of the Award

The Employer Discretionary Contribution made for each different Plan Year will be subject to a separate vesting schedule. A Participant must be employed by an Employer on December 31st of the third Plan Year following the date of the Employer Discretionary Contribution in order to become 100% vested in that Employer Discretionary Contribution. The Company reserves the right to modify this vesting schedule at any time. Notwithstanding the foregoing, any Participant who is employed on the date of a Change in Control shall automatically become 100% vested in the amount in his or her Employer Discretionary Contribution Account.

5.03   FORFEITURE OF EMPLOYER DISCRETIONARY CONTRIBUTION.

       If a Participant terminates employment prior to becoming 100% vested in the Employer Discretionary Contributions, any non-vested amounts shall be immediately forfeited. The forfeited




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amounts shall remain in the Rabbi Trust and be used to offset Plan expenses or used as an Employer Contribution in future PlanYears, subject to Section 6.05.


                                   ARTICLE VI
                         DEFERRED COMPENSATION ACCOUNTS
                         ------------------------------

6.01   DEFERRED COMPENSATION ACCOUNTS.

       The Committee shall establish and maintain a Deferred Compensation Account for each Participant under the Plan. Deferrals contributed by a Participant after the Company establishes a Rabbi Trust shall be credited to a Participant's Deferred Compensation Account five (5) business days after they are deducted from the Participant's compensation. Deferrals contributed by a Participant before the investment insurance policies are approved and issued by insurance companies will earn money market interest. Each Participant's Deferred Compensation Account may be further divided into separate subaccounts, as necessary to reflect separate investment options, vesting schedules and/or distribution dates.

6.02   QUARTERLY BENEFIT STATEMENTS.

       The Committee shall advise each Participant of his or her Deferred Compensation Account after the end of each calendar quarter.

6.03   TITLE TO ASSETS.

       Title to and beneficial ownership of any assets which the Employer has designated to pay the deferred compensation benefits hereunder shall at all times be subject to the general creditors of the Employer, and a Participant shall have no property rights in those assets.

6.04   UNFUNDED ARRANGEMENT.

       In conjunction with the establishment of this Plan, the Company may establish a Rabbi Trust in respect of its obligations under the Plan. To the extent that a Participant or Beneficiary acquires a right to receive benefits under this Plan, such right, while undischarged, shall be no greater than the right of any unsecured general creditor of the Employer.

6.05   RETURN OR DIVERSION OF ASSETS.

       Except as permitted by the terms of the Trust Agreement, the Company has no right to direct the Trustee to return or divert trust assets before payment of all Plan benefits to all Participants or Beneficiaries except if necessary to discharge the claims of creditors.

6.06   ANNUAL EXPENSES.



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       The Employer intends initially to be responsible for paying the annual expenses of operating this Plan which will include, but not be limited to, funding the Plan benefits, the administrative fees, separately stated fees for investment allocations and fees based on the amount of assets in the Plan. The Employer reserves the right, however, to pass along to Participants all or part of such fees.

                                   ARTICLE VII
                              BENEFIT DISTRIBUTIONS

7.01   IN GENERAL.

       A Participant who is eligible to receive benefits under the Plan, unless they are forfeited in accordance with Article V, may have the obligation satisfied by the assets of a Rabbi Trust. The terms and conditions of such benefit payments are set forth in this Article.

7.02   TERMINATION OF EMPLOYMENT.

       If a Participant's employment terminates (for any reason), the Participant is entitled to receive a distribution of the vested benefits in his or her Deferred Compensation Account. Distributions that are made as a result of a Participant's termination of employment will commence as soon as administratively feasible after the end of the calendar quarter containing the termination date.

       A.     DISTRIBUTION OPTIONS.

              Subject to Section 7.02B, a Participant can elect the payout method on the Deferred Compensation Election Form when amounts are initially contributed to the Plan. A Participant can change the elected payout method by completing a new Deferred Compensation Election Form at least one year in advance of the distribution date.

              (1) Normal Form. The normal form of distribution is forty (40) quarterly installments.

              (2) Optional Forms. Participants may elect to receive their distribution of benefits in one (1) lump sum payment or in twenty (20) or sixty
(60) quarterly installments.

       B.     DISTRIBUTION OF SMALL BENEFITS.

              If the Participant's vested Deferred Compensation Account is twenty-five thousand dollars ($25,000) or less, a distribution shall be made in the form of a lump-sum payment.

7.03   IN-SERVICE WITHDRAWALS.



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                                 FIRST AMENDMENT
                                     TO THE
                          e.spire COMMUNICATIONS, INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN
--------------------------------------------------------------------------------

       Pursuant to the rights reserved in Section 10.05 of the e.spire Communications, Inc. Nonqualified Deferred Compensation Plan, heretofore effective as of October 1, 1998, the Plan is hereby amended, effective as of October 1, 1998 as follows:

       1.     Section 3.01B(3) is deleted and replaced with the following:

                      (3) Mode of Contribution. The Company, in its sole and absolute discretion, shall determine whether any Annual Incentive Compensation which is paid in stock can be deferred under this Plan. In the event the Company decides to allow stock to be deferred under this Plan, it will comply with the various federal securities law disclosure requirements and make any necessary amendments to the Plan or related Trust documents.

       2. Section 7.03(A)(i) is amended by the addition of the phrase Aas amended~ to the end of the last sentence.

       3.     Section 7.04A(2)(b) is deleted and replaced with the following:

                      (b) Deferral of Annual Incentive Compensation Only. If a
              Participant elects to defer Annual Incentive Compensation only during his or her initial twelve months of Plan participation (whether or not such election occurs during more than one Plan
              Year), such Participant=s death benefit during the first twelve months of Plan Participation shall be $0. At the end of the initial twelve month period, the amount of the Participant=s deferral of Annual Incentive Compensation shall be aggregated and multiplied by fifteen, which amount shall constitute the Participant=s death benefit for the remainder of his or her participation in this Plan, except as set forth in the next sentence. If the Participant=s initial twelve months of participation spans more than one Plan Year or if the Participant will not earn any Annual Incentive Compensation during his or her initial twelve months of Plan participation, the life insurance benefit will be based on the Annual Incentive Compensation earned in the Plan Year which starts after the date the employee becomes a Participant and the death benefit during that Plan Year shall be $0. At the end of the



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              subsequent Plan Year, the amount of the Participant=s deferral of
              Annual Compensation shall be aggregated and multiplied by fifteen, which amount shall constitute the Participant=s death benefit for the remainder of his or her participation in this Plan.

       IN WITNESS WHEREOF, the parties hereto have executed these presents this ___ day of November, 1998.

       ATTEST:                    e.spire Communications, Inc.



       ______________________By:  ______________________